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                       JOHN ALDEN ASSET MANAGEMENT COMPANY

                                INTERIM SERVICER

                                       AND

                        SUNAMERICA LIFE INSURANCE COMPANY
                AND JOHN ALDEN LIFE INSURANCE COMPANY OF NEW YORK

                           (COLLECTIVELY, THE "OWNER")

                           INTERIM SERVICING AGREEMENT

                           DATED AS OF MARCH 31, 1997

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
                               TABLE OF CONTENTS


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ARTICLE I        DEFINITIONS......................................................................................1
        AGREEMENT.................................................................................................1
        BUSINESS DAY..............................................................................................1
        CERTIFICATE ACCOUNT.......................................................................................1
        CORPORATE OFFICE..........................................................................................1
        DETERMINATION DATE........................................................................................2
        DUE DATE .................................................................................................2
        DUE PERIOD................................................................................................2
        ESCROW ACCOUNT............................................................................................2
        ESCROW PAYMENTS...........................................................................................2
        EVENT OF DEFAULT..........................................................................................2
        FIRST REMITTANCE DATE.....................................................................................2
        INTERIM SERVICER..........................................................................................2
        INTERIM SERVICING FEE.....................................................................................2
        MATURITY DATE.............................................................................................2
        MONTHLY PAYMENT...........................................................................................2
        MORTGAGE .................................................................................................2
        MORTGAGE FILE.............................................................................................2
        MORTGAGE LOANS............................................................................................2
        MORTGAGE LOAN SCHEDULE....................................................................................3
        MORTGAGE NOTE.............................................................................................3
        MORTGAGED PROPERTY........................................................................................3
        MORTGAGOR.................................................................................................3
        PERSON   .................................................................................................3
        RECORD DATE...............................................................................................3
        REMITTANCE DATE...........................................................................................3
        SERVICERS.................................................................................................3
        SERVICING ACCOUNTS........................................................................................3
        SERVICING AGREEMENTS......................................................................................3
        SERVICING FEE.............................................................................................3
        SERVICERS' REMITTANCE DATE................................................................................3

ARTICLE II       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...................................................3
        SECTION 2.01.    Interim Servicer to Act as Interim Servicer..............................................3
        SECTION 2.02.    Servicing Agreements Between the Owner and the Servicers; Enforcement of Other

                         Agreements...............................................................................4
        SECTION 2.03.    Liability of the Interim Servicer........................................................4
        SECTION 2.04.    Collection of Certain Mortgage Loan Payments.............................................4
        SECTION 2.05.    Servicing Accounts.......................................................................4
        SECTION 2.06.    Establishment of Certificate Account; Deposits in Certificate Account....................4
        SECTION 2.07.    Permitted Withdrawals From the Certificate Account.......................................5
        SECTION 2.08.    Establishment of Escrow Account; Deposits in Escrow Account..............................5
        SECTION 2.09.    Permitted Withdrawals From Escrow Accounts...............................................6
        SECTION 2.10.    Payment of Taxes and Insurance...........................................................6
        SECTION 2.11.    Maintenance of Hazard Insurance..........................................................6
        SECTION 2.12.    Delinquent Payments on Mortgage Loans....................................................6
        SECTION 2.13.    Servicing Compensation...................................................................6
        SECTION 2.14.    Records; Access to Certain Documentation and Information Regarding the
                         Mortgage Loans...........................................................................6
        SECTION 2.15.    Satisfaction of Mortgages................................................................7

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
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
        SECTION 2.16.    Limitation of Servicer's Authority.......................................................7
        SECTION 2.17.    Fidelity Bond and Errors Omissions.......................................................7

ARTICLE III      PAYMENTS; STATEMENTS AND REPORTS.................................................................8
        SECTION 3.01.    Distributions............................................................................8
        SECTION 3.02.    Statements to the Owner..................................................................8

ARTICLE IV       LIABILITY OF THE INTERIM SERVICER................................................................9
        SECTION 4.01.    Limitation on Liability of the Interim Servicer and Others...............................9
        SECTION 4.02.    Indemnification..........................................................................9

ARTICLE V        DEFAULT..........................................................................................9
        SECTION 5.01.    Events of Default........................................................................9

ARTICLE VI       TERMINATION.................................................................................... 10
        SECTION 6.01.    Termination............................................................................ 10

ARTICLE VII      MISCELLANEOUS PROVISIONS....................................................................... 11
        SECTION 7.01.    Amendment.............................................................................. 11
        SECTION 7.02.    Governing Law.......................................................................... 11
        SECTION 7.03.    Reports; Notices....................................................................... 11
        SECTION 7.04.    Severability of Provisions............................................................. 11
        SECTION 7.05.    No Partnership......................................................................... 11
        SECTION 7.06.    Execution; Successors and Assigns...................................................... 11
        SECTION 7.07.    Attorney's Fees........................................................................ 11
        SECTION 7.08.    Entire Agreement....................................................................... 12
        SECTION 7.09.    Headings............................................................................... 12

                                    EXHIBITS

Exhibit A            Schedule of Mortgage Loans
Exhibit One          Certificate Account Letter Agreement
Exhibit Two          Escrow Account Letter Agreement
Exhibit Three        Permitted Investments

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         This Interim Servicing Agreement relating to the interim servicing of
Mortgage Loans identified on Schedule A hereto is effective as of March 31, 1997, is executed between John Alden Asset Management Company having an office at 7300 Corporate Center Drive, Miami, Florida 33126-1223 (hereinafter referred to as the "Interim Servicer"), SunAmerica Life Insurance Company, having an office at 1 SunAmerica Center, 38th Floor, Los Angeles, California 90067-6022 ("SunAmerica"), and John Alden Life Insurance Company of New York, having an office at 1 SunAmerica Center, 38th Floor, Los Angeles, California 90067-6022 ("JANY," and together with "SunAmerica," hereinafter referred to as the "Owner").

                                    RECITALS

         WHEREAS, the Owner is the owner of certain mortgage loans (the "Mortgage Loans") evidenced by a bond and/or promissory note (the "Notes") and secured by a deed of trust or mortgage on commercial real property (the "Mortgages"), which Mortgage Loans are described in Schedule A annexed hereto; and

         WHEREAS, the Interim Servicer shall act on behalf of Owner in order to service the Mortgage Loans as an Interim Servicer and to act as a master servicer for any Mortgage Loan or Mortgage Loans serviced under a third party servicing agreement in existence prior to the date hereof.

         WHEREAS, the Owner and the Interim Servicer have agreed that Interim Servicer shall undertake to service the Mortgage Loans for Owner;

         NOW THEREFORE, in consideration of the promises and the mutual premises and the recitals set forth above which are made a contractual part hereof and hereinafter contained and the payment of One Dollar ($1.00) by each of the parties to the other in hand paid, receipt whereof is hereby acknowledged, it is mutually covenanted and agreed as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         ACCEPTED SERVICING PRACTICES: As defined in Section 2.01 of this Agreement.

         AGREEMENT: This Interim Servicing Agreement, including all exhibits hereto, and all amendments hereof and supplements hereto.

         BUSINESS DAY: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings and loan institutions are authorized or obligated by law or executive order to be closed in the State of Florida.

         CERTIFICATE ACCOUNT: The trust accounts established and maintained pursuant to Section 2.07 of this Agreement.

         CORPORATE OFFICE: The principal office of the Interim Servicer in the State of Florida at which at any particular time its corporate business shall be administered, which office at the date of the execution of this instrument is located at 7300 Corporate Center Drive, Miami, Florida 33126.

         CUT-OFF DATE:  March 31, 1997
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         DETERMINATION DATE: The last day (or if such day is not a Business Day, the Business Day immediately preceding such last day) of each month.

         DUE DATE: The day of the month on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

         DUE PERIOD: With respect to each Remittance Date, the applicable Due Period shall be the period beginning on the first day of the month preceding the month of the Remittance Date, and ending on the last day of the month preceding the Remittance Date.

         ESCROW ACCOUNT: The separate account or accounts created and maintained pursuant to Section 2.08 of this Agreement.

         ESCROW PAYMENTS: The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to any Mortgage Loan and this Agreement.

         EVENT OF DEFAULT: Any one of the conditions or circumstances enumerated in Article V of this Agreement.

         FIRST REMITTANCE DATE: April 5, 1997, or if such day is not a Business Day, the first Business Day immediately following; provided however, that the funds remitted to Owner on the First Remittance Date shall include all payments collected by Interim Servicer under the Mortgage Loans between March 21, 1997 and March 31, 1997.

         INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with Accepted Servicing Practices.

         INTERIM SERVICER: John Alden Asset Management Company or its successors or assigns.

         INTERIM SERVICING FEE: Monthly compensation with respect to each Mortgage Note being serviced under this Agreement in an amount to be deducted by the Interim Servicer from the Monthly Payment made with respect to such Mortgage
Note in an amount as set forth in Section 2.13. The obligation of the Owner to pay the Interim Servicing Fee with respect to each Mortgage Note is limited to, and payable solely from, the Monthly Payment of the specific Mortgage Note as to which the entire amount of the Monthly Payment (excluding late fees or penalty charges which are or may become due) has been made and collected by the Interim Servicer, and may only be deducted by the Interim Servicer after the entire amount of a regular Monthly Payment (excluding late fees or penalty charges which are or may become due) for such month with respect to such Mortgage Note has been received, and deposited, by the Interim Servicer into the Certificate Account.

         MATURITY DATE: The date on which each Mortgage Note, pursuant to its terms, shall mature such date being set forth on the Mortgage Loan Schedule.

         MONTHLY PAYMENT: The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

         MORTGAGE: The mortgage, deed of trust, deed to secure debt, or other instrument creating a first lien on or first priority ownership interest in an estate in fee simple in real property securing a Mortgage Note.

         MORTGAGE FILE: The contents of each Mortgage File pertaining to a particular Mortgage Loan.

         MORTGAGE LOANS: Such of the mortgage loans identified in Schedule A hereto.

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         MORTGAGE LOAN SCHEDULE: The schedule of Mortgage Loans attached hereto as Schedule A, such schedule identifying each Mortgage Loan by city and state of the Mortgaged Property, the servicer code and the name of the Mortgagor and setting forth as to each Mortgage Loan the type, its principal balance as of the close of business on the Cut-off Date (after deducting any payment of principal due on or before such date), loan number and borrower's name.

         MORTGAGE NOTE: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         MORTGAGED PROPERTY:  The property securing a Mortgage Note.

         MORTGAGOR: The obligor on a Mortgage Note.

         PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         RECORD DATE: The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

         REMITTANCE DATE: The 5th day of every consecutive month, beginning on the First Remittance Date, or if such 5th day is not on a Business Day, the first Business Day thereafter.

         SERVICERS: The various Servicers which currently service the Mortgage Loans pursuant to Servicing Agreements.

         SERVICING ACCOUNTS: The account or accounts established pursuant to
Section 2.06 of this Agreement.

         SERVICING AGREEMENTS: Various Servicing Agreements between the Owner and Servicers providing terms for the servicing of particular Mortgage Loans.

         SERVICING FEE: The Servicing Fee payable to the Servicer shall be fee as set forth in the respective Servicing Agreement.

         SERVICERS' REMITTANCE DATE: The Business Day prior to each Remittance Date or as otherwise may be provided in the Servicing Agreements.

                                   ARTICLE II

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         SECTION 2.01. Interim Servicer to Act as Interim Servicer. Acting itself or through the Servicers as provided in Section 2.02, the Interim Servicer shall service and administer the Mortgage Loans on the Owner's behalf, in accordance with this Agreement and the Mortgage Loans which such services shall consist of collecting and remitting collected funds consisting of all amounts due and owing under the Mortgage Loans including without limitation principal, interest, taxes and insurance with regard to each Mortgage Loan and providing periodic reports and other information to Owner as provided elsewhere herein. In carrying out its duties, the Interim Servicer shall exercise the same care it customarily employs and exercises in servicing and administering Mortgage Loans for its own account which shall be consistent with accepted mortgage servicing practices of prudent lending institutions with regard to the services being performed hereunder ("Accepted Servicing Practices"). The Interim Servicer, in its sole discretion, may and is hereby authorized to perform any of its servicing responsibilities through such servicing institutions or organizations, with which it has, prior to the date hereof, executed contracts to perform servicing duties on its behalf with respect to the Mortgage Loans or any particular Mortgage Loan, and such designee shall have all

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the rights and powers of the Interim Servicer with respect to such Mortgage
Loans under this Agreement to the extent provided in any Servicing Agreement, but the Interim Servicer shall not thereby be released from any of its obligations in this Agreement. Notwithstanding the foregoing, the Interim Servicer shall not enter into any agreements subsequent to the date hereof with a servicing institution or organization to perform any of its services hereunder.

         The Owner shall furnish the Interim Servicer with any powers of attorney and other documents necessary or appropriate to enable the Interim Servicer or its designee to carry out its servicing and administrative duties hereunder.

         SECTION 2.02. Servicing Agreements Between the Owner and the Servicers; Enforcement of Other Agreements.

         (a) The Owner is a party to the Servicing Agreements with the Servicers for the servicing and administration of the Mortgage Loans.

         (b) As part of its servicing activities hereunder, the Interim Servicer, for the benefit of the Owner, shall use Accepted Servicing Practices to enforce the obligations of the Servicers under the Servicing Agreements, including, without limitation, any obligation to remit amounts in the Servicing Accounts to the Interim Servicer for deposit into the Certificate Account on each Servicers' Remittance Date and to have the Servicers make advances in respect of delinquent payments if so required. In addition, Interim Servicer shall forward to Owner reports or other information received by Interim Servicer from Servicers with respect to any Mortgage Loan.

         SECTION 2.03. Liability of the Interim Servicer. Except where explicitly stated otherwise, the Interim Servicer's responsibility as Interim Servicer shall be limited to using commercially reasonable efforts to enforce the terms of the Servicing Agreements. The Interim Servicer shall not be liable for any action or failure to act on the part of any of the Servicers but shall remain responsible for the servicing of the Mortgage Loans. The Interim Servicer shall be entitled to enter into any agreements with the Servicers, for indemnification of the Interim Servicer by such Person and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         SECTION 2.04. Collection of Certain Mortgage Loan Payments. The Interim Servicer shall use commercially reasonable efforts to cause the Servicers to collect all payments called for under the terms and provisions of the Mortgage Loans in accordance with Accepted Servicing Practices.

         SECTION 2.05. Servicing Accounts. Pursuant to the Servicing Agreements, each Servicer shall be required to establish and maintain one or more Servicing Accounts (collectively, the "Servicing Accounts"). The Servicer is required to deposit into the Servicing Account all funds received by them with respect to the Mortgage Loans less any amount which the Servicers are permitted to retain pursuant to the Servicing Agreements. On each Servicer Remittance Date, the Servicer is required to remit from the Servicing Account to the Interim Servicer the scheduled servicer remittance plus all other amounts with respect to the Mortgage Loans deposited by the Servicer into the Servicing Account as of the Servicer Remittance Date which amount shall be deposited by the Interim Servicer into the Certificate Account.

         SECTION 2.06. Establishment of Certificate Account; Deposits in Certificate Account. The Interim Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Certificate Accounts, which shall be trust accounts (collectively, the "Certificate Account"), titled the "John Alden Asset Management Company, as Interim Servicer in trust for JANY Commercial Mortgage Loans", the "John Alden Asset Management Company, as Interim Servicer in trust for JANY Residential Mortgage Loans" , the "John Alden Asset Management Company, as Interim Servicer in trust for SunAmerica Life Commercial Mortgage Loans" and the "John Alden Asset Management Company, as Interim Servicer in trust for SunAmerica Life Residential Mortgage Loans", respectively. Such Certificate Accounts shall be established with an investment grade bank. The Certificate Account shall be insured by the Federal Deposit Insurance Corporation. The creation of any Certificate Account shall be evidenced

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by a letter agreement in the form of Exhibit One hereto. A copy of such letter agreement shall be furnished to the Owner. The Interim Servicer shall not close or move the Certificate Account without the prior written consent of the Owner.

         The Interim Servicer shall deposit in the Certificate Account upon receipt, net of the Interim Servicing Fees, and retain therein the following payments and collections received by it subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) all funds collected by the Interim Servicer in connection with the Mortgage Loans (other than amounts to be deposited in the Escrow Accounts) including without limitation:

                  (i) all payments on account of principal, including principal prepayments on the Mortgage Loans;

                  (ii)     all payments on account of interest on the Mortgage
                           Loans;

                  (iii) all proceeds received by the Interim Servicer under any title, hazard or other insurance policy, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Interim Servicer's normal servicing procedures; and

                  (iv) all awards or settlements in respect of condemnation proceedings or eminent domain affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Interim Servicer's normal servicing procedures.

         SECTION 2.07. Permitted Withdrawals From the Certificate Account. The Interim Servicer may, from time to time, withdraw funds from the Certificate Account for the following purposes:

                  (i) to make payments to the Owner in the amounts and in the manner provided for in Section 3.01 of this Agreement;

                  (ii)     to reimburse itself for unpaid Interim Servicing
                           Fees; or

                  (iii) to clear and terminate the Certificate Account upon the termination of this Agreement.

         SECTION 2.08. Establishment of Escrow Account; Deposits in Escrow Account. (a) On direct serviced loans, the Interim Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain a JANY commercial-mortgage loan escrow account, a JANY residential-mortgage loan escrow account, a SunAmerica commercial-mortgage loan escrow account and a SunAmerica residential-mortgage loan escrow account (collectively, the "Escrow Accounts"), which shall be trust accounts, titled "John Alden Asset Management Company, as Interim Servicer in trust for JANY Commercial Mortgage Loans", the "John Alden Asset Management Company, as Interim Servicer in trust for JANY Residential Mortgage Loans" , the "John Alden Asset Management Company, as Interim Servicer in trust for SunAmerica Life Commercial Mortgage Loans" and the "John Alden Asset Management Company, as Interim Servicer in trust for SunAmerica Life Residential Mortgage Loans", respectively. The Escrow Accounts shall be established with an investment grade commercial bank. The Escrow Accounts shall be insured by the Federal Deposit Insurance Corporation. The creation of any Escrow Accounts shall be evidenced by a letter agreement in the form of Exhibit "Two" hereto. A copy of such certification or letter agreement shall be furnished to the Owner. The Interim Servicer shall not close or move the Escrow Accounts without the prior written consent of the Owner.

         The Interim Servicer, on direct serviced loans, shall deposit in the Escrow Accounts upon receipt, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and
(ii) all amounts representing proceeds

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of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property. The Interim Servicer shall make withdrawals therefrom only in accordance with Section 2.09 hereof.

         (b) The Interim Servicer may invest all or a portion of the funds in the Escrow Accounts in interest bearing accounts. The Interim Servicer shall receive as additional compensation all income and gain realized from any such interest bearing accounts. If any principal losses are incurred in respect of any such interest bearing accounts, the Interim Servicer shall reimburse and restore to the Escrow Accounts the amount of any such principal losses out of the Interim Servicer's own funds immediately as realized. Notwithstanding the foregoing, the Interim Servicer's right to invest funds in the Escrow Accounts shall in no way limit the rights of the Interim Servicer to be compensated for its services as provided in this Agreement.

         SECTION 2.09. Permitted Withdrawals From Escrow Accounts. On direct serviced Mortgage Loans withdrawals from the Escrow Accounts established under
Section 2.08 may be made by the Interim Servicer as the case may be, only (a) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage Loan, (b) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (c) for transfer to the Certificate Account in accordance with the terms of the related Mortgage Loan, (d) for application to restoration or repair of the Mortgaged Property, (e) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Accounts, or (f) to clear and terminate the Escrow Accounts upon the termination of this Agreement.

         SECTION 2.10. Payment of Taxes and Insurance. On direct serviced Mortgage Loans, the Interim Servicer shall maintain accurate records reflecting the status of, taxes and hazard insurance coverage and shall obtain, from time to time, all bills for the of such charges. To the extent that a Mortgage does not provide for Escrow s, the Interim Servicer shall use commercially reasonable efforts in accordance with Accepted Servicing Practices to determine that any such payments are made by the Mortgagor at the time they first become due. The Interim Servicer shall make reasonable efforts in accordance with Accepted Servicing Practices to cause any Servicer to maintain records concerning real estate taxes and insurance premiums.

         SECTION 2.11. Maintenance of Hazard Insurance. The Interim Servicer shall use its reasonable efforts in accordance with Accepted Servicing Practices to cause each Servicer to maintain for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the outstanding principal balance owing on the Mortgage Loan or the full insurable value of the improvements securing the Mortgage Loan, whichever is less. For direct serviced loans, Interim Servicer will use its reasonable efforts in accordance with Accepted Servicing Practices to cause Mortgagors to carry the above described insurance.

         SECTION 2.12. Delinquent Payments on Mortgage Loans. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable and such failure continues beyond any applicable grace period, the Interim Servicer shall notify the Owner of such failure on the monthly remittance report. The Interim Servicer shall have no obligation to foreclose upon or otherwise take title, in the name of the Owner, to Mortgaged Property for any Mortgage Loan which is in default. Also, the Interim Servicer shall have no obligation to advance to the Owner any defaulted payments of principal and interest with respect to any such defaulted Mortgage Loans.

         SECTION 2.13. Servicing Compensation. As compensation for its services hereunder, the Interim Servicer shall be entitled to withdraw from the Certificate Account or otherwise deduct from each Monthly Payment on a Mortgage Loan an Interim Servicing Fee which shall be 1/8% per loan annualized and collected monthly for each Mortgage Loan being serviced hereunder for the first ninety days of servicing and thereafter 1/4% per loan annualized and collected monthly for each Mortgage Loan being serviced hereunder from the Certificate Account from the payments on account of the specified Mortgage Loan as provided for in this Agreement but only in the manner contemplated in the definition of Interim Servicing Fee.

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         SECTION 2.14. Records; Access to Certain Documentation and Information
Regarding the Mortgage Loans.

         (a) The Interim Servicer shall maintain records with respect to each Mortgage Loan which shall be clearly marked to show either SunAmerica or JANY as the owner of the Mortgage Loan, whether the Mortgage Loan is a residential Mortgage Loan or a commercial Mortgage Loan, the address of the mortgaged premises, and the name and address of the current Mortgagor. The Interim Servicer shall also maintain a file of legal notices, correspondence, forms, reports and notes of conversations with the Mortgagor and its representatives relating to the Mortgage Loans received on or after March 31, 1997.

         (b) The Interim Servicer shall provide access to the Owner to examine and audit the Mortgage Files and other books, records or information of the Interim Servicer with respect to this Agreement and the Mortgage Loans, such access to be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Interim Servicer designated by it at all times. All such Mortgage Files and other books, records, or information with respect to the Mortgage Loans shall at all times be the property of the Owner.

         SECTION 2.15. Satisfaction of Mortgages. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicers or Interim Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Interim Servicer shall contact the Owner to procure, with respect to the mortgage, which secured the Mortgage Note, a satisfaction or release of the Mortgage covering the property.

         SECTION 2.16. Limitation of Servicer's Authority.

         (a) The Interim Servicer shall not, at any time, waive or consent to a postponement of compliance on the part of any Mortgagor with any material term or provision of any Note or Mortgage or in any other manner grant a material indulgence to any Mortgagor without prior approval by the Owner.

         (b) The Interim Servicer shall not, at any time, take any action with respect to any existing or proposed lease or tenancy affecting any Mortgaged Property or waive or consent to a postponement of compliance on the part of any tenant with any material term or provision of its lease or in any other manner grant a material indulgence to a tenant under a lease, without prior approval of the Owner.

         (c) Owner reserves to itself the right to accept prepayments, in whole or in part, of a Mortgage Loan whether or not any such prepayments are permitted under the terms of the Mortgage Loan documents, and in connection therewith to waive any prepayment charge, premium or penalty required by the Mortgage Loan documents. Any such prepayment charge, premium or penalty actually collected by the Interim Servicer shall be deposited in the Certificate Account and remitted to the Owner.

         SECTION 2.17. Fidelity Bond and Errors Omissions.

         The Interim Servicer agrees to obtain and maintain at its expense and shall keep in full force and effect throughout the term of this Agreement, a blanket fidelity bond and an errors and omissions insurance policy covering its officers and employees and other persons acting on its behalf in connection with the servicing activities hereunder. The amount of coverage shall be at least equal to the coverage that prudent mortgage loan servicers having servicing portfolios of a similar size. In the event that any such bond or policy ceases to be in effect, the Interim Servicer agrees to obtain a comparable replacement bond or policy with equivalent coverage. No provision of this Section 2.17 shall operate to diminish or restrict or otherwise impair the Interim Servicer's responsibilities and obligations set forth in this Agreement. The Interim Servicer shall use commercially reasonable efforts in accordance with Accepted Servicing Practices to cause the Servicers to maintain comparable coverage as provided by this Section 2.17.

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                                   ARTICLE III

                        PAYMENTS; STATEMENTS AND REPORTS

         SECTION 3.01. Distributions.

         (a) On each Remittance Date, the Interim Servicer shall distribute to the Owner, from the funds on deposit in the Certificate Account, an amount equal to the cash held on deposit in the Certificate Account as of the close of business on the Determination Date, minus amounts due, reimbursable and or payable to the Interim Servicer for Interim Servicing Fees on such Determination Date.

         (b) All distributions made to the Owner on each Remittance Date shall be made by four separate wire transfers of immediately available funds representing distributions relating to JANY-owned commercial Mortgage Loans, JANY-owned residential Mortgage Loans, SunAmerica-owned residential Mortgage Loans and SumAmerica-owned commercial Mortgage Loans in accordance with written wiring instructions to be provided to the Interim Servicer by Owner.

         (c) Any and all payments including, without limitation, principal, interest, taxes and insurance relating to a Mortgage Loan described on Schedule A hereto, collected by the Interim Servicer after the termination of this Agreement with respect to a particular Mortgage Loan or Mortgage Loans, shall be remitted to Owner, or its designee at the written direction of Owner, on the 15th and 25th days of the months in which such payments are received. Interim Servicer shall not be entitled to Interim Servicing Fees in connection with any such payments collected.

         SECTION 3.02. Statements to the Owner. Upon each Remittance Date, the Interim Servicer will furnish to the Owner a statement representing distributions relating to JANY-owned commercial Mortgage Loans, JANY- owned residential Mortgage Loans, SunAmerica-owned Residential Mortgage Loans and SumAmerica-owned Commercial Mortgage Loans setting forth the following information with respect to each such Mortgage Loan;

                  (i) the amount of such remittance allocable to principal (including a separate breakdown of any principal prepayments, including the date of such prepayment, and any prepayment penalties or premiums, if any);

                  (ii) the amount of such distribution allocable to interest;

                  (iii) the amount of servicing compensation withheld by the Interim Servicer during the Due Period;

                  (iv) the principal balance of each Mortgage Loan and all of the Mortgage Loans at the close of business on the applicable Determination Date after giving effect to payments received on the Mortgage Loans;

                  (v) the number and aggregate principal balances of each Mortgage Loan and the Mortgage Loans delinquent (a) 30 days, (b) 60 days, and (c) 90 days or more; and

                  (vi) any statement, report or other information received from Servicers relating to the Mortgage Loans.

                                   ARTICLE IV

                        LIABILITY OF THE INTERIM SERVICER

         SECTION 4.01. Limitation on Liability of the Interim Servicer and Others. The Interim Servicer and any director, officer, employee or agent of the Interim Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. The Interim Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Interim Servicer's obligations, representations, covenants, duties, warranties or representations made, assumed, or imposed by, or on it, under this Agreement, or otherwise to service the Mortgage Loans in accordance with this Agreement.

         SECTION 4.02. Indemnification. The Interim Servicer shall indemnify the Owner and hold the Owner harmless against any and all claims, penalties, fines, reasonable legal fees and related costs and expenses and any other reasonable fees and expenses that Owner may sustain as a result of the failure of the Interim Servicer to perform its duties in accordance with the terms of this Agreement. The Owner shall indemnify the Interim Servicer and hold the Interim Servicer harmless against any and all claims, penalties, fines, reasonable legal fees and related costs and expenses and any other reasonable fees and expenses that the Interim Servicer may sustain as a result of its action pursuant to the terms hereunder other than such claims, penalties, fines, reasonable legal fees and related costs and expenses and any other reasonable fees and expenses that the Interim Servicer may sustain as a result of the failure of the Interim Servicer to perform its duties in accordance with the terms of this Agreement.

                                    ARTICLE V

                                     DEFAULT

         SECTION 5.01. Events of Default. In case one or more of the following Events of Default by the Interim Servicer shall occur and be continuing, that is to say:

                  (i) any failure by the Interim Servicer to distribute to the Owner any required to be made under the terms of this Agreement within three (3) days of its due date; or

                  (ii) any failure on the part of the Interim Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Interim Servicer in this Agreement, which remains unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Interim Servicer by the Owner; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidation in any insolvency, readjustment or debt marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Interim Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of thirty (30) days; or

                  (iv) the Interim Servicer shall consent to the appointment of a conservator or receiver or liquidator or liquidating committee in any insolvency, readjustment of debt, marshalling of assets and liabilities voluntary liquidation or similar proceedings of or relating to the Interim Servicer or of or relating to all or substantially all of its property; or

                  (v) the Interim Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend of its obligations.

then, and in each and every such case, in addition to whatever rights the Interim Servicer or the Owner may have at law or in equity to damages, including injunctive relief and specific performance, the Owner, by notice in writing to the Interim Servicer may terminate all of the rights and obligations of the Interim Servicer as Servicer of the Mortgage Loans under this Agreement, as a result of such Event of Default, but without prejudice to any rights it may have. On or after the receipt by the Interim Servicer of such written notice, all authority and power of the Interim Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor Servicer appointed by the Owner pursuant to and under this Section, the successor servicer is hereby authorized and empowered to execute and deliver, on behalf of the Interim Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Interim Servicer agrees to cooperate with the Owner and any successor servicer in effecting the termination of the Interim Servicer's responsibilities, and rights hereunder and shall promptly provide the successor servicer all documents and records reasonably requested by it to enable it to assume the Interim Servicer's functions hereunder and shall promptly also transfer to the successor servicer all amounts which then have been or should have been deposited in the Certificate Account by the Interim Servicer or which are thereafter received with respect to the Mortgage Loans.

                                   ARTICLE VI

                                   TERMINATION

        SECTION 6.01. Termination. (a) During the first sixty days after the execution of this Agreement, the Owner as of right may terminate this Agreement as to all or any number of the Mortgage Loans, with or without cause, upon written notice to the Interim Servicer, which notice shall be given no later than thirty (30) days prior to the effective date of such termination. Thereafter, the Owner as of right may terminate this Agreement as to all or any number of the Mortgage Loans, with or without cause, upon written notice to the Interim Servicer, which notice shall be given no later than ten (10) days prior to the effective date of such termination.

        (b) In the event that notice of termination of this Agreement is given, the Interim Servicer covenants that all funds, documents, mortgage servicing files, books, papers and accounts relating to the Mortgage Loans shall, at the option of the Owner, immediately upon receipt of notice of termination, be submitted to the control of the Owner or the Owner's designee and that, on the date of termination, they will be transferred to the Owner or the Owner's designee, without prejudice to the rights, if any, of either party against the other. Any breach of this covenant shall be restrainable by injunction.

        (c) From and after the effective date of termination of this Agreement pursuant to any provision of this Agreement, the Interim Servicer shall be relieved of further responsibility in connection with servicing the Mortgage Loans except as provided in Section 3.01(c) hereof which Section survives termination of this Agreement. The Interim Servicer forthwith upon such termination (i) shall pay over to the Owner or its designee all monies collected and held by it pursuant to this Agreement or pursuant to any agreement, letter or arrangement relating to the Mortgage Loans less any unpaid Interim Servicing Fees and expenses due the Interim Servicer pursuant to this Agreement, (ii) shall deliver to the Owner a full accounting, including a statement showing the payments collected by it and a statement of monies held in trust by it for the payment of taxes, insurance premiums or other charges with respect to the Mortgage Loans, and (iii) otherwise use its best efforts to effect the orderly and efficient transfer of servicing to a new servicer selected by the Owner, or the Owner.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

        SECTION 7.01. Amendment. This Agreement may be amended from time to time only by the mutual consent of the Interim Servicer and the Owner.

        SECTION 7.02. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        SECTION 7.03. Reports; Notices. Unless requested not to do so by Owner, the Interim Servicer will furnish Owner with copies of all communications sent to or received from Mortgagors with respect to a Mortgage Loan concerning refinancing, subordinate financing, transfers of mortgaged premises or prepayment. In addition, the Interim Servicer shall provide to Owner such periodic, special or other reports or information, whether or not specifically provided for in this Agreement as Owner shall reasonably request and which the Interim Servicer prepares and keeps in the ordinary course of its business or which may be generated by the Interim Servicer's data processing system without special programming or computer time. Any data and reports requested by Owner which are not kept by the Interim Servicer in the ordinary course of its business or which cannot be generated by the Interim Servicer's data processing system without special programming or computer time, shall be provided to Owner on request at Owner's cost and expense provided such request does not materially disrupt the Interim Servicer's normal business activities.

        All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail to (i) in the case of the Interim Servicer, 7300 Corporate Center Drive, Miami, Florida 33126, Attention: General Counsel or such other address as may hereafter be furnished to the Owner in writing by the Interim Servicer with a duplicate copy to Servicing Manager, and (ii) in the case of the Owner, SunAmerica Life Insurance Company, 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022, or such other address as may hereafter be furnished to the Interim Servicer in writing by the Owner. Any notice required or permitted to be mailed shall be given by first class mail, postage prepaid, at the address shown above. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Interim Servicer shall not be effective until received.

        SECTION 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions of terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the rights of the holders thereof.

        SECTION 7.05. No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

        SECTION 7.06. Execution; Successors and Assigns. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. This Agreement shall inure to the benefit of and be binding upon all parties hereto, and their respective successors and assigns.

        SECTION 7.07. Attorney's Fees. In the event any party hereto brings an action to interpret or enforce any of the provisions of the Agreement, the party against whom judgement is rendered in such action shall be liable to the others for reimbursement of their costs, expenses and reasonable attorney's fees, including such costs, expenses and fees as may be incurred on appeal.

        SECTION 7.08. Entire Agreement. The Agreement constitutes the entire agreement between the parties regarding the interim servicing of Mortgage Loans and shall supersede any prior or contemporaneous writings or oral agreements with respect to the transactions contemplated hereby.

        SECTION 7.09. Headings. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of the Agreement.

        IN WITNESS WHEREOF, the Interim Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       JOHN ALDEN ASSET MANAGEMENT COMPANY
                                       as Interim Servicer

                                       By:  /s/Scott L. Stanton
                                          ------------------------------------
                                       Title:  Senior Vice President and Chief
                                                 Financial Officer

                                       SUNAMERICA LIFE INSURANCE COMPANY
                                       as Owner

                                       By:  /s/Susan L. Harris
                                          ------------------------------------
                                       Title:  Senior Vice President

                                       JOHN ALDEN LIFE INSURANCE COMPANY OF NEW
                                         YORK
                                       as Owner

                                       By:  /s/Susan L. Harris
                                          ------------------------------------
                                       Title:  Senior Vice President

STATE OF NEW YORK)
COUNTY OF NEW YORK)

        On this 31st day of March, 1997, before me, a notary public in and for said State, personally appeared Scott L. Stanton personally known to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Senior Vice President and Chief Financial Officer on behalf of John Alden Asset Management Company, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Certificate first above written.

                                            ------------------------------
                                            NOTARY PUBLIC
                                            In and for the State of New York

STATE OF NEW YORK)
COUNTY OF NEW YORK)

On this 31st day of March, 1997, before me, a notary public in and for said State, personally appeared Susan L. Harris personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Senior Vice President on behalf of SunAmerica Life Insurance Company, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Certificate first above written.

                                            ------------------------------
                                            NOTARY PUBLIC
                                            In and for the State of New York

STATE OF NEW YORK)
COUNTY OF NEW YORK)

On this 31st day of March, 1997, before me, a notary public in and for said State, personally appeared Susan L. Harris personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Senior Vice President on behalf of John Alden Life Insurance Company of New York, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Certificate first above written.

                                            ------------------------------
                                            NOTARY PUBLIC
                                            In and for the State of New York

                                  EXHIBIT ONE

                      CERTIFICATE ACCOUNT LETTER AGREEMENT
                              [FORM FOR SUNAMERICA]

                                             ______________, 19___

                   To:______________________________

                      ______________________________

                      ______________________________
                      (the "Depository")

      As "Interim Servicer" under the Interim Servicing Agreement, dated as of March 31, 1997 (the "Agreement"), we hereby authorize and request you to establish an account, as a Certificate Account pursuant to Section 2.06 of the Agreement, to be designated as "John Alden Asset Management Company, as Interim Servicer, in trust for SunAmerica Life Insurance Company." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Interim Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                       ______________________________



                                       By: __________________________

      The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number _________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The account will be insured by the Bank Insurance Fund, or the Savings Association Insurance Fund.

                                       ________________________________
                                       (name of Depository)

                                       By______________________________

                                   EXHIBIT ONE

                      CERTIFICATE ACCOUNT LETTER AGREEMENT
                                 [FORM FOR JANY]

                                             ______________, 19___

                  To:______________________________

                     ______________________________

                     ______________________________
                     (the "Depository")

      As "Interim Servicer" under the Interim Servicing Agreement, dated as of March 31, 1997 (the "Agreement"), we hereby authorize and request you to establish an account, as a Certificate Account pursuant to Section 2.06 of the Agreement, to be designated as "John Alden Asset Management Company, as Interim Servicer, in trust for John Alden Life Insurance Company of New York." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Interim Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                       ______________________________



                                       By: __________________________

      The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number _________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The account will be insured by the Federal Deposit Insurance Corporation.

                                       ________________________________
                                       (name of Depository)

                                       By______________________________

                                   EXHIBIT TWO

                         ESCROW ACCOUNT LETTER AGREEMENT

                              _____________, 19___

      To:_________________________

         _________________________

         _________________________
         (the "Depository")

      As "Interim Servicer" under the Interim Servicing Agreement, dated as of March 31, 1997 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.08 of the Agreement, to be designated as "John Alden Asset Management Company, as Interim Servicer, in trust for SunAmerica Life Insurance Company. All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                       ______________________________


                                       By: __________________________

      The undersigned, as "Depository", hereby certifies that the above described account has been established under Account Number _________________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The account will be insured by the Federal Deposit Insurance Corporation.

                                       _______________________________
                                       (name of Depository)

                                       By: ___________________________

                                        1